UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 17, 2024

American Assets Trust, Inc.
American Assets Trust, L.P.
(Exact name of registrant as specified in its charter)

Maryland	001-35030	27-3338708
(American Assets Trust, Inc.)	(American Assets Trust, Inc.)	(American Assets Trust, Inc.)

Maryland	333-202342-01	27-3338894
(American Assets Trust, L.P.)	(American Assets Trust, L.P.)	(American Assets Trust, L.P.)
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3420 Carmel Mountain Road, Suite 100
San Diego, California 92121
(Address of principal executive offices and Zip Code)
(858)
350-2600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Name of Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
American Assets Trust, Inc.	Common Stock, par value $0.01 per share	AAT	New York Stock Exchange
American Assets Trust, L.P.	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Agreement.
On September 17, 2024, American Assets Trust, L.P. (the “Operating Partnership”) issued and sold $525,000,000 in aggregate principal amount of its 6.150% Senior Notes due 2034 (the “Notes”). The terms of the Notes are governed by an indenture, dated as of January 26, 2021 (the “Indenture”), by and among the Operating Partnership, as issuer, American Assets Trust, Inc., as guarantor (the “Company”), and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National
Association
, as trustee, and an officers’ certificate, dated September 17, 2024 (the “Officers’ Certificate”), pursuant thereto establishing the form and terms of the Notes and the related guarantee.
The foregoing descriptions of the Notes, the Indenture and the Officers’ Certificate do not purport to be complete and are qualified in their entirety by the full text of the Indenture and the Officers’ Certificate, which are being filed herewith or incorporated by reference, as the case may be, as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form
8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:
The following exhibits are filed herewith:

4.1 (1)	Indenture, dated as of January 26, 2021, by and among American Assets Trust, L.P., as issuer, American Assets Trust, Inc., as guarantor, and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee.

4.2*	Officers’ Certificate, dated September 17, 2024, pursuant to Sections 102, 201, 301 and 303 of the Indenture, dated as of January 26, 2021, among American Assets Trust, L.P., as issuer, American Assets Trust, Inc., as guarantor, and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee, establishing a series of securities entitled “6.150% Senior Notes due 2034,” including the form of 6.150% Senior Note due 2034 and the form of related guarantee.

5.1*	Opinion of Venable LLP.

5.2*	Opinion of Latham & Watkins LLP.

23.1*	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto).

23.2*	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.2 hereto).

*	Filed herewith.
(1)	Previously filed by American Assets Trust, Inc. and American Assets Trust, L.P. as Exhibit 4.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 26, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused
this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Assets Trust, Inc.

	By:	/s/ Robert F. Barton
Robert F. Barton Chief Financial Officer and Executive Vice President

September 17, 2024

American Assets Trust, L.P.

	By:	/s/ Robert F. Barton
Robert F. Barton Chief Financial Officer and Executive Vice President

September 17, 2024